Supplement Dated July 5, 2012 to your Prospectus

The Trustees of Wilmington Funds have authorized the liquidation of the Wilmington Managed Allocation Fund – Moderate Growth II (formerly MTB Managed Allocation Fund – Moderate Growth II) Effective as of the close of business on or about September 28, 2012, any Contract Value allocated to the Wilmington Managed Allocation Fund – Moderate Growth II Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Wilmington Managed Allocation Fund – Moderate Growth II, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on September 27, 2012. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on September 28, 2012:

(i)             any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)          Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Wilmington Managed Allocation Fund – Moderate Growth II, all references to the Wilmington Managed Allocation Fund – Moderate Growth II in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

HV-7390